                                                                    EXHIBIT 10.6


                     RESIDUAL FINANCING FACILITY AGREEMENT


     RESIDUAL FINANCING FACILITY AGREEMENT, dated as of the 23rd day of June 1999, by and between (i) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, as Lender and Pledgee ("Greenwich"), and (ii) NC CAPITAL
                                     ---------
CORPORATION, a California corporation, as Borrower and Pledgor (the "Borrower").
                                                                     --------

                                R E C I T A L S
                                ---------------

     WHEREAS, the Borrower desires to enter into this Agreement (as defined herein) and the Note (as defined herein); and

     WHEREAS, the Borrower will incur monetary and other obligations to the Lender pursuant to this Agreement and the Note; and

     WHEREAS, Greenwich and/or certain of its Affiliates (as defined herein) and the Borrower, contemplate entering into certain securitization transactions from time to time (the "Securitization Transactions") providing for, among other
                   ---------------------------
things, the transfer to the Borrower of certain Residual Securities (as defined herein) issued thereunder and certain other collateral as shall be determined by the Lender in its sole discretion; and

     WHEREAS, all of the right, title and interest in the Residual Securities are intended to be and shall be the assets of the Borrower; and

     WHEREAS, Greenwich is willing to provide the Borrower with a secured credit facility in consideration of the pledge of the Collateral (as defined herein) and on the terms and conditions set forth herein; and

     WHEREAS, it is a condition precedent to the obligation of Greenwich to enter into this Agreement and to make any Loan hereunder to the Borrower, that the Borrower shall have executed and delivered the Pledged Securities to Greenwich;

     NOW THEREFORE in consideration of the premises and mutual agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Section Definitions. When used herein, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean, with respect to any Person, any other Person which,
      ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.

For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "Agreement" shall mean this Residual Financing Facility Agreement, as the
      ---------
same may be amended, supplemented or otherwise modified from time to time.

     "Bailee" shall mean Chase Manhattan Bank, N.A., in its capacity as bailee
      ------
for the Pledgee.

     "Borrower" shall mean NC Capital Corporation, a California corporation, and
      --------
any successor thereto.

     "Business Day" shall mean any day other than a Saturday, Sunday or any day
      ------------
on which federal reserve banks or the Lender are not authorized or required to close.

     "Capital Stock" shall mean any and all shares, interests, participations or
      -------------
other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Cash" shall mean all cash and cash equivalents, as shown on the
      ----
consolidated balance sheet of the Borrower prepared in accordance with GAAP, including, without limitation, all deposit accounts of the Borrower with the Lender or any other financial institution.

     "Code" shall mean the Internal Revenue Code of 1986, together with all
      ----
amendments from time to time thereto.

     "Collateral" shall have the meaning set forth in Section 3.1 hereof.
      ----------

     "Collateral Deficiency" shall have the meaning set forth in Section 3.5(a)
      ---------------------
hereof.

     "Collateral Value" shall mean with respect to any Loan and any of the
      ----------------
Collateral securing such Loan, (a) for Eligible Residual Securities, 50% of the Market Value of such Collateral and (b) for Collateral other than Eligible Residual Securities, the value determined by the Lender in its sole discretion.

     "Compliance/Borrowing Base Certificate" shall mean a certificate in a form
      -------------------------------------
mutually acceptable to the Lender and the Borrower.

     "Default" shall mean an Event of Default or an event that with notice or
      -------
lapse of time or both would become an Event of Default.

     "Eligible Residual Securities"  shall mean Residual Securities acceptable
      ----------------------------
to the Lender in its sole discretion, which securities have been issued pursuant to a Pooling and Servicing Agreement evidencing beneficial interests in one or more pools of residential Mortgage Loans originated or purchased by New Century in accordance with New Century's Underwriting Guidelines and serviced by a servicer acceptable to the Lender in its sole discretion, and which securities were underwritten by the Lender as sole or lead underwriter.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "ERISA Affiliate" shall mean any trade or business (whether or not
      ---------------
incorporated) that is a member of a group that is treated as a single employer under Section 414 of the Code of which any Loan Party is a member.

     "Event of Default" shall have the meaning set forth in Section 9 hereof.
      ----------------

     "Facility" shall mean the secured residual financing facility described in
      --------
this Agreement.

     "Facility Amount" shall have  the meaning set forth in Section 2.1 hereof.
      ---------------

     "GAAP" shall mean generally accepted accounting principles as in effect in
      ----
the United States, as may be in place from time to time, on a consistent basis.

     "Governmental Authority" shall mean any nation, government, or State, or
      ----------------------
any political subdivision thereof, or any court, stock exchange, entity or agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Greenwich" shall mean Greenwich Capital Financial Products, Inc., a
      ---------
Delaware corporation, and any successor thereto.

     "Guarantee" shall mean any obligation, contingent or otherwise, of any
      ---------
Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any direct or indirect security therefor, (b) to purchase property, securities, or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital, or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or otherwise to protect the owner thereof against loss in respect thereof, or (d) entered into for the purpose of assuring in any manner the owner of such Indebtedness of the payment of such Indebtedness or to protect such owner against loss in respect thereof; provided, that the term "Guarantee" shall not include endorsements for collection or deposit, in each case in the ordinary course of business.

     "Guarantors" shall mean New Century Mortgage Corporation and New Century
      ----------
Financial Corporation.

     "Guaranty" shall mean that certain Affiliate Guaranty dated as of the date
      --------
hereof made by New Century Mortgage Corporation and New Century Financial Corporation in favor of the Lender, as amended from time to time.

     "Indebtedness" shall mean with respect to any Person at any time, without
      ------------
duplication, all obligations of such Person which, in accordance with GAAP, consistently applied, should be classified as liabilities on an unconsolidated balance sheet of such Person, but in any event shall include: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, but excluding accrued expenses and trade payables incurred and paid in the ordinary course of business, (f) all obligations of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all capitalized lease obligations of such Person, (h) all obligations of such Person in respect of interest rate protection agreements, (i) all obligations of such Person, actual or contingent, in respect of letters of credit or banker's acceptances,
(j) all obligations of any partnership or joint venture as to which such Person is or may become personally liable, and (k) all Guarantees by such Person of Indebtedness of others.

     "Investment" as applied to any Person, shall mean, any direct or indirect
      ----------
purchase or other acquisition by that Person of, or a beneficial interest in, stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness and accounts receivable from that other Person which are not current assets or did not arise from sales to that other Person in the ordinary course of business.

     "Interest Rate" shall have the meaning set forth in Section 2.4(a) hereof.
      -------------

     "Lender" shall mean Greenwich.
      ------

     "Leverage Ratio" shall mean, on any date of determination, the ratio of (a)
      --------------
Total Indebtedness to (b) Tangible Net Worth.

     "Lien" shall mean any interest in property securing an obligation owed to,
      ----
or a claim by, a Person other than the owner of such property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest, security title or lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance or pledge for security purposes.

     "Loan" shall mean each extension of funds to the Borrower by Greenwich
      ----
pursuant to Section 2 of this Agreement.

     "Loan Documents" shall mean and include this Agreement, the Note, the
      --------------
Guaranty and all other documents and instruments executed and delivered in connection herewith or therewith.

     "Loan Party" shall mean collectively, the Borrower and the Guarantors.
      ----------

     "Mandatory Prepayment Amount" shall mean for each Loan, all of the monthly
      ---------------------------
cash flow attributable to the related Pledged Securities after payment of interest on the Loans pursuant to Section 2.4(a) hereof, which are pledged as Collateral for such Loan.

     "Market Value" shall mean the value, determined by Greenwich in its sole
      ------------
reasonable discretion, of the Pledged Securities if sold in their entirety to a single third-party purchaser. In determining Market Value, the Lender may take into account customary factors, including, but not limited to current market conditions and the fact that the Pledged Securities may be sold under circumstances in which the Borrower is in default under this Agreement. Greenwich's determination of Market Value shall be conclusive upon the parties, absent manifest error on the part of Greenwich. The Borrower acknowledges that Greenwich's determination of Market Value is for the limited purpose of determining Collateral Value for lending purposes hereunder without the ability to perform customary purchaser's due diligence and is not necessarily equivalent to a determination of the fair market value of the Pledged Securities achieved by obtaining competing bids in an orderly market in which the Borrower is not in default and the bidders have adequate opportunity to perform customary loan and servicing due diligence.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the
      -----------------------
business, operations, properties or condition (financial or otherwise) of (i) any Loan Party individually or (ii) the such Loan Party and its Subsidiaries taken as a whole or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Lender hereunder or thereunder or (c) the ability of any Loan Party to perform its obligations under any Loan Document or any Other Agreement.

     "Mortgage" shall mean a mortgage or deed of trust on real property which
      --------
has been improved by a completed single family (i.e., one to four family units) dwelling unit (i.e., a detached house, townhouse or condominium).

     "Mortgage-backed Security" shall mean a security (including, without
      ------------------------
limitation, a participation certificate) that is an interest in a pool of Mortgage Loans or is secured by such an interest.

     "Mortgage Loan" shall mean a Mortgage Note and the related Mortgage.
      -------------

     "Mortgage Note" shall mean a promissory note which has a term not exceeding
      -------------
30 years evidencing a loan or advance which is secured by a Mortgage.

     "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as
      ------------------
defined in Section 4001(a)(3) of ERISA.

     "Net Worth" shall mean the excess of total assets of the Borrower over
      ---------
total liabilities of the Borrower, determined in accordance with GAAP.

     "New Century" shall mean New Century Mortgage Corporation, a California
      -----------
corporation.

     "Note" shall have the meaning set forth in Section 2.3(a) hereof.
      ----

     "Notice of Borrowing" shall have the meaning set forth in Section 2.2(a)
      -------------------
hereof.

     "Obligations" shall mean (i) the unpaid principal of and premiums, if any,
      -----------
and interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to the Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other obligations and liabilities of every nature of the Borrower from time to time owing to Greenwich, in each case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), which may arise under, out of, or in connection with, this Agreement or any other Loan Document or under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, premium, if any, interest, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Lender) that are required to be paid by the Borrower pursuant to the terms of this Agreement or any other Loan Document.

     "One-Month LIBOR" shall mean as of any date of determination, the rate per
      ---------------
annum equal to the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR on such day, and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 11:00 a.m., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Loans are then being conducted for delivery on such day for a period of one month, and in an amount comparable to the amount of the Loans to be outstanding on such day.

     "Other Agreements" shall mean any agreement, other than this Agreement,
      ----------------
between the Borrower and Greenwich or any of its Affiliates or agents, whether now existing or hereafter entered into, as any such agreement may be amended, supplemented or otherwise modified from time to time.

     "Paine Webber Financing Documents" shall mean the Master Loan and Security
      --------------------------------
Agreement, by and between the Loan Parties and Paine Webber Real Estate Securities, Inc. substantially in the form provided to the Lender prior to the date of this Agreement.

     "Payment Date" shall mean the twenty-seventh of each month, day of each
      ------------
month, or if such day is not a Business Day, the immediately succeeding Business Day.

     "Person" shall mean an individual, partnership, limited liability company,
      ------
corporation, business trust, joint venture or other entity of whatever nature.

     "Plan" shall mean, at a particular time, any employee benefit plan which is
      ----
covered by ERISA and in respect of which any Loan Party or an Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Pledged Securities" shall mean the Residual Securities pledged to the
      ------------------
Lender hereunder from time to time and held by the Lender or its designee as Collateral hereunder pursuant to Section 3.1.

     "Pledgee" shall mean Greenwich.
      -------

     "Pledgor" shall mean the Borrower.
      -------

     "Pooling and Servicing Agreement" shall mean any pooling and servicing
      -------------------------------
agreement, trust agreement or other agreement pursuant to which the Mortgage Loans underlying any of the Pledged Securities are serviced or administered or the Pledged Securities are issued or exchanged.

     "Proceeds" shall mean all "proceeds" as defined in Section 9-306(1) of the
      --------
UCC and, in any event, shall include without limitation, all collections, distributions or other income or receipts from or in respect of the Pledged Securities.

     "Residual Securities" shall mean interest-only strips, residual interests
      -------------------
or reserve certificates issued and transferred to the Borrower in connection with the Securitization Transactions.

     "Responsible Officer" shall mean the president or any vice president of the
      -------------------
Borrower.

     "Restricted Payments" shall mean with respect to any Person, collectively,
      -------------------
all dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by such Person, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "Securitization Transaction"  shall have the meaning set forth in the
      --------------------------
recitals hereto.

     "Servicing Contract" shall mean a contract or agreement purchased by New
      ------------------
Century or entered into by New Century for its own account (and not as nominee or subservicer), whether now existing or hereafter purchased or entered into, pursuant to which New Century services Mortgage Loans or Mortgage Loan pools for others.

     "Servicing Rights" shall mean any and all rights of New Century held for
      ----------------
its own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools, including, without limitation, (i) all rights to collect payments due and enforce the rights of the mortgagee under any Mortgage Loans, (ii) all rights to receive compensation and termination fees under any Servicing Contract and (iii) all rights to receive the proceeds from any sale or other transfer of New Century's interest in any Servicing Contract.

     "Subsidiary" shall mean, as to any Person, a corporation, partnership or
      ----------
other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

     "Tangible Net Worth" shall mean, as of any date of determination, the
      ------------------
consolidated Net Worth of the Borrower and its subsidiaries, less the consolidated net book value of all assets of the Borrower and its subsidiaries (to the extent reflected as an asset in the balance sheet of the Borrower or any subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that Residual Securities issued by the Borrower shall not be treated as intangibles for purposes of this definition.

     "Termination Date" shall mean 364 days following the date of this Agreement
      ----------------
or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended by Lender in its sole discretion.

     "Total Indebtedness" shall mean at any time of determination, the
      ------------------
Indebtedness of the Borrower and its Subsidiaries, minus obligations under gestation repurchase agreements or similar arrangements under which the Borrower or its subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from the Lender or other counterparty reasonably satisfactory to the Lender, whether or not such obligations are reflected on the Borrower's balance sheet; provided, that such gestation repurchase agreements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans.

     "Trustee" shall mean any trustee under a Pooling and Servicing Agreement.
      -------

     "UCC" shall mean the Uniform Commercial Code from time to time in effect in
      ---
the State of New York.

     "Underwriting Guidelines" shall be the Borrower's underwriting guidelines
      -----------------------
in effect as of the date hereof, a copy of which is attached hereto as Exhibit
                                                                       -------
F.
-
     "U.S. Bank Financing Facility Documents" shall mean the Fourth Amended and
      --------------------------------------
Restated Credit Agreement, dated as of May 26, 1999, by and between New Century and U.S. Bank National Association and all other documents or agreements executed in connection therewith.

1.   Section   The Loans.
               ---------

1.1            Agreement to Lend.  Subject to the terms and conditions of this
               -----------------
Agreement, and provided that no Default or Event of Default shall have occurred and be continuing hereunder, Greenwich shall make available to the Borrower a secured credit facility in an aggregate principal amount not to exceed $30,000,000 at any one time outstanding (the "Facility Amount"), against which
                                              ---------------
the Borrower may borrow, prepay, in whole or in part, and reborrow at any time (and without limit on the number of times) before the Termination Date. The amount of each Loan drawn down by the Borrower shall be at least $100,000.

1.1            Manner of Borrowing.
               -------------------

(a) The Borrower shall notify Greenwich of its intention to borrow hereunder by delivering a Notice of Borrowing substantially in the form of Exhibit B hereto (a "Notice of Borrowing") not later than 12:00 Noon New York
   ---------            -------------------
City time on a Business Day, no more than once per week. Each Notice of Borrowing shall specify (i) the amount of the Loan requested and (ii) a summary of the Pledged Securities and any Collateral securing such Loan.

(a) In connection with each Notice of Borrowing, if, as of the date of the requested Loan, all of the conditions to the making of a Loan set forth in Section 8 have been met, Greenwich shall, within three (3) Business Days of receipt of such Notice of Borrowing and via wire transfer in immediately available funds, extend the requested Loan to the Borrower; provided that the
                                                            --------
aggregate outstanding principal amount of all of the Loans

(taking into account the Loan to be made on such date) shall not exceed the lesser of (i) the Collateral Value of the Collateral securing such Loans and
(ii) the Facility Amount.

(a) Greenwich shall determine the Market Value of the Collateral at the time of each such Notice of Borrowing and upon the request of the Borrower, which request may be made no more frequently than monthly. Greenwich may at any time in its discretion determine the Market Value of the Collateral. Greenwich's determination of Market Value shall be made in good faith and in its sole discretion after consultation with the Borrower.

1.1       Note.
          ----

(a) The Borrower's obligation to repay any and all Loans extended and interest thereon shall be evidenced by a single promissory note of the Borrower payable to the order of Greenwich, substantially in the form of Exhibit A hereto
                                                                ---------
(as amended, supplemented or otherwise modified from time to time, the "Note").
                                                                        ----

(a) The date and amount of each Loan made by Greenwich and the date and amount of each payment of principal made by the Borrower shall be evidenced by entries made by Greenwich in its books and records kept by it in the normal course of its business. The Borrower agrees and acknowledges that such books and records of Greenwich documenting actual disbursements paid to and received from the Borrower shall constitute prima facie evidence of the Borrower's Indebtedness outstanding hereunder.

1.1       Interest.
          --------

(a) The Borrower agrees to pay Greenwich interest on the unpaid principal amount of each Loan from and including the date the Loan is extended to but not including the date of which the Loan is paid in full. Interest shall accrue on an adjustable monthly basis at a rate per annum equal to One-month LIBOR plus 2.5% (two hundred and fifty basis points) (the "Interest Rate"). The Interest Rate shall be determined on each Payment Date. Accrued interest shall be payable in arrears on each Payment Date and on the date of repayment in full of the applicable Loan.

(a) If the Borrower shall fail to pay when due (whether at stated maturity, by acceleration or otherwise) any principal, interest or other amount owing to Greenwich under this Agreement or the Note and such failure to pay shall constitute an Event of Default, the Borrower shall pay to Greenwich on demand such principal, interest or other amount together with interest on such principal, interest or other amount in default from and including the date such payment became due until payment thereof in full at a rate per annum equal to the Interest Rate plus two percent (2%) per annum.

(a) All interest payable hereunder shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

1.1       Repayment of the Loans. Each Loan outstanding shall be repaid in full
          ----------------------
on the Termination Date, together with accrued but unpaid interest thereon.

1.1       Optional Prepayments.  The Borrower may at any time upon one (1)
          --------------------
Business Day's prior written notice to Greenwich prepay any Loan in whole or in part, without premium, together with accrued interest to the date of such prepayment on the amount prepaid.

1.1       Payment Procedures.
          ------------------

(a) All payments to Greenwich hereunder or under the Note shall be made in immediately available funds, and free and clear of and without deduction for any taxes, levies, duties, charges, counterclaims, set-offs, fees or withholdings of any nature hereafter imposed, assessed or collected, not later than the due date for such payment through the Federal Reserve Fedwire System for credit to the account of the Lender (Account No. 140095961 at the Chase Manhattan Bank, N.A., New York, ABA No. 021000021, Attention: Brett Kibbe).

(a) Any payments made hereunder shall be applied first against costs and expenses due hereunder pursuant to Section 9.3; then against default interest, if any; then against interest due on the Loans; and thereafter against the unpaid principal of the Loans.

(a) Any payments made on account of principal hereunder may not be reborrowed, it being the express intent of the parties that this Agreement cover a one-time term Loan notwithstanding any provision to the contrary set forth herein.

1.   Section   Pledge; Grant of Security Interest.
               ----------------------------------

1.1            Pledge. The Borrower hereby pledges and grants to Greenwich and
               ------
its successors, endorsees, transferees and assigns, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, a security interest in and assignment of all of the Borrower's rights, title and interest in and to the following property and interests in property, whether now owned or existing or hereafter arising or acquired and wheresoever located and whether the same comprise accounts, instruments, securities, chattel paper or general intangibles (as each such term is defined in the UCC) (the "Collateral"):
                                                ----------

(a) all of the Borrower's rights in the Pledged Securities and any additional property acceptable to the Lender in its sole discretion and delivered or otherwise perfected as required by the Lender;

(a) all rights, privileges, authority and powers of the Borrower as owner or holder of the foregoing, including, but not limited to, all general intangibles and contract rights related thereto;

(a) all securities, moneys or property representing dividends or interest on any of the foregoing, or representing a distribution in respect of the foregoing, or resulting from a split-up, revision, reclassification or other like change of the foregoing or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the foregoing;

(a) all documents and certificates representing or evidencing the Borrower's interest in the foregoing;

(a) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Borrower's interest in the foregoing;

(a) all "collateral", however defined, under any Other Agreements and all other property securing indebtedness of the Borrower to Greenwich or any of its Affiliates or Subsidiaries to the extent not applied to the satisfaction of such indebtedness; and

(a) any other right, title, interest, privilege, authority and power of the Borrower, as a holder of the foregoing, all whether now existing or hereafter arising, and whether arising at law or in equity and any and all Proceeds of any of the foregoing and all books and records of the Borrower pertaining to any of the foregoing.

1.1  Stock Powers; Re-registration.
     -----------------------------

(a) Concurrently with the delivery to the Bailee, on behalf of Greenwich, of each certificate representing one or more shares of Pledged Securities pursuant to Section 2 above, the Borrower shall deliver an undated stock power covering such certificate, duly executed in blank by the Borrower with, if Greenwich so requests, signature guaranteed, along with any other documents necessary to re-register the Pledged Securities.

(a) The Borrower agrees and acknowledges that Greenwich may at its sole discretion re-register any Pledged Securities delivered as Collateral hereunder into Greenwich's name.

1.1  Notification to Trustee. Concurrently with the delivery to the Bailee, on
     -----------------------
behalf of Greenwich, of each certificate representing one or more shares of Pledged Securities pursuant to Section 2 above, (A) the Borrower shall have (1) notified the Trustee in connection with the related Securitization Transaction of the pledge of the related Pledged Securities hereunder, and (2) instructed the Trustee to pay all amounts payable to the holders of the Pledged Securities to an account specified by the Lender, in the form of the instruction letter attached hereto as Exhibit G (the "Instruction Letter") and (B) the Trustee shall have acknowledged in writing the instructions set forth in clause (A) above, and a copy of the fully executed Instruction Letter shall be delivered to the Lender.

1.1  Further Assurances. The Borrower shall take any and all action required by
     ------------------
Greenwich in order that Greenwich has a valid, first priority, perfected security interest in the Collateral, including executing financing statements, assigning or endorsing Collateral to Greenwich and delivering Collateral to Greenwich or the Bailee.

1.1  Collateral Maintenance; Release of Collateral.
     ---------------------------------------------

(a) In the event that at the determination of the Collateral Value of Collateral, the Collateral Value of Collateral is less than the aggregate principal balance of the Loans outstanding plus accrued interest thereon (a "Collateral Deficiency"), the Borrower shall upon written request of Greenwich
 ---------------------
deliver to the Bailee or the Lender (as instructed by the Lender) additional cash or Collateral in an amount at least equal to such Collateral Deficiency or repay Loans in the amount of such Collateral Deficiency, in each case within one Business Day of receipt of such request. Until such time as the Collateral Value of Collateral equals or exceeds the aggregate principal balance of the Loans outstanding plus accrued interest thereon, Greenwich shall not be obligated to extend further Loans hereunder and all funds received by the Borrower in respect of, and Proceeds of, such Collateral shall be remitted to Greenwich and applied in the manner set forth in Section 2.7(b).

(a) The Borrower may request from time to time, and the Lender shall agree to release the Lien of the Lender on certain Pledged Securities for which the outstanding principal balance plus accrued interest for the Loan secured by such Pledged Securities has been paid in full; provided that (i) no Default shall have occurred and be continuing, and (ii) after giving effect to such release, no Collateral Deficiency shall exist.

1.1  Data Reporting. The Borrower will report or cause an Affiliate to report
     --------------
the following information with respect to the Residual Securities:

(a) On a monthly basis, (x) a remittance statement setting forth the following, in accordance with Section 2.2: (i) the aggregate losses allocated to the Pledged Securities for the preceding collection period; (ii) the aggregate of payments received on the Pledged Securities; (iii) the aggregate principal balance or notional principal balance, if applicable, of the Pledged Securities as of the close of business on the last day of the preceding collection period, after giving effect to payments allocated to principal on such day; and (iv) such other information as Greenwich shall reasonably request and (y) a copy of any remittance statement received from the Trustee relating to the underlying Securitization Transaction.

(a) Promptly: (i) any material adverse developments with respect to any pending or future litigation involving the Borrower in which the amount in controversy exceeds $1,000,000; (ii) any other Material Adverse Effect; (iii) the acceleration of any debt obligation or the termination of any credit facility of the Borrower (in each case, representing obligations or facilities in excess of $1,000,000); (iv) the amount and maturity of any debt assumed after the date hereof by the Borrower; and (iv) the breach of any covenant in Section 4 or 5 hereof.

1.   Section   Representations and Warranties of the Borrower.
               ----------------------------------------------

     The Borrower hereby represents and warrants to Greenwich as of the date of this Agreement and on each date that a Loan is made hereunder as follows:

1.1            Organization.  It is a corporation duly incorporated and validly
               ------------
existing in good standing under the laws of the State of its incorporation and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to be so qualified or in good standing could not have a Material Adverse Effect.

1.1            Power and Authority.  It has all requisite corporate power and
               -------------------
authority and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted and to execute and deliver and perform its obligations under the Loan Documents, including, to pledge and deliver the Pledged Securities as Collateral under this Agreement and to execute the Note.

1.1            Authorization of Borrowing. All appropriate and necessary action
               --------------------------
has been taken by it to authorize the execution and delivery of this Agreement and, in the case of the Borrower, the Note, and to authorize the performance and observance of the terms hereof and thereof.

1.1            Agreement Binding. This Agreement and the Note each constitutes
               -----------------
the legal, valid and binding obligation of the Borrower enforceable in accordance with their terms except as may be limited by laws governing insolvency or creditors' rights or by rules of equity. The execution, delivery and performance of this Agreement, the Note and any other Loan Document will not violate any provision of law, regulation, order or other governmental directive, or conflict with, constitute a default under, or result in the breach of any provision of any material agreement, ordinance, decree, bond, indenture, order or judgment to which the Borrower is a party or by which it or its properties is or are bound.

1.1            Compliance with Law. It is conducting its business and operations
               -------------------
in material compliance with all applicable material laws, regulations, ordinances and directives of governmental authorities. It has filed all tax returns required to be filed and has paid all taxes in respect of the ownership of its assets or the conduct of its operations prior to the date after which penalties attach for failure to pay except (a) to the extent that the payment of such taxes is being contested in good faith by it in appropriate proceedings and adequate reserves have been provided for the payment thereof, or (b) with respect to such returns and/or taxes which are not material in either nature or amount such that any failure to file such returns or pay such taxes would not materially and adversely affect its financial condition, operations, business or prospects.

1.1            Consents. All licenses, consents and approvals required from and
               --------
all registrations and filings required to be made with any governmental or other public body or authority for the making and performance by the Borrower of this Agreement and the Note have been obtained and are in effect.

1.1       Litigation. There is no action, suit or proceeding at law or in equity
          ----------
by or before any court, governmental agency or authority or arbitral tribunal now pending or, to the knowledge of the Borrower, threatened against or affecting it which, if determined adversely, may have a Material Adverse Effect.

1.1       Financial Statements.  The unaudited balance sheet of the Borrower (on
          --------------------
a consolidated basis) as at December 31, 1998, and the related statement of income for the fiscal period ended on such date, in each case heretofore furnished to the Lender, are complete and correct in all material respects and fairly present the financial condition of the Borrower as at said date (subject to normal year-end audit adjustments), all in accordance with GAAP applied on a consistent basis. On said date, the Borrower had no material contingent liabilities, liabilities for taxes, unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in said balance sheet as at said date. Since December 31, 1998, there has been no material adverse change in the operations, condition (financial or otherwise) or business of the Borrower from that set forth in said financial statements as at said date.

1.1       Other Obligations. It is not in default in the performance, observance
          -----------------
or fulfillment of any obligation, covenant or condition in any agreement or instrument to which it is a party or by which it is bound the result of which could have a Material Adverse Effect.

1.1       Margin Regulations.  It is not engaged principally, or as one of its
          ------------------
important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System). No part of the proceeds of any Loan will be used to (a) purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or
(b) pay the principal or interest of any securities issued by the Borrower in connection with a Securitization Transaction.

1.1       Investment Company Act. It is not an "investment company" or a company
          ----------------------
"controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

1.1       Chief Executive Office.  The chief executive office of the Borrower is
          ----------------------
located in 18400 Von Karman, Suite 1000, Irvine, California 92612 or such other location in the United States as has been notified to Greenwich from time to time pursuant to Section 5.21.

1.1       Ownership of the Borrower of the Pledged Securities. The Borrower owns
          ---------------------------------------------------
beneficially and of record all of the Pledged Securities, free and clear of all Liens.

1.1       Full Disclosure. No representation or warranty made by or on behalf of
          ---------------
the Borrower contained herein and no information (written or oral), certificate, financial statement or report furnished by or on behalf of the Borrower hereunder, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein contained, in light of the circumstances in which made, not misleading.

1.1       ERISA. Except as disclosed to the Lender, neither it nor any of its
          -----
respective Subsidiaries maintains any Plans, and it agrees to notify the Lender in advance of forming any Plans. Neither it nor any of its Affiliates has any obligations or liabilities with respect to any employee pension benefit plans or Multiemployer Plans, nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five-year period prior to the date this representation is made or deemed made. It and any of its Affiliates will give notice if at any time it or any of its Affiliates has any obligations or liabilities with respect to any employee pension benefit plan or Multiemployer Plan. All Plans maintained by it or any of its Affiliates are in substantial compliance with all applicable laws (including ERISA).

1.1       Representations of the Borrower with respect to the Pledged
          -----------------------------------------------------------
Securities.
----------

(a) All of the Pledged Securities have been validly issued, and are fully paid and non-assessable, and the Pledged Securities have been offered, issued and sold in compliance with all applicable laws and (A) there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance, in connection with the Pledged Securities; (B) there are no agreements on the part of the Borrower to issue, sell or distribute the Pledged Securities; and (C) the Borrower has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Pledged Securities.

(a) Borrower is, or will be upon issuance of the Pledged Securities, the record and beneficial owner of, and has, or will have upon issuance, good title to, the Pledged Securities, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

(a) The Pledged Securities, when pledged as Collateral hereunder, shall be unencumbered, and this Agreement, together with delivery to the Lender or the Bailee of the Pledged Securities and the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of California naming the Borrower as "debtor" and the Lender as "secured party" and describing such Collateral as the "collateral", will create a valid first priority perfected security interest in such Collateral in favor of Greenwich in accordance with its terms against all creditors of the Borrower and any Persons purporting to purchase such Collateral from the Borrower.

(a) Borrower has obtained from any and all concerned creditors, any waivers, amendments, releases or acknowledgments necessary to create and perfect in favor of the Lender the first priority security interests provided herein.

1.1            Representations as to each Pooling and Servicing Agreement. All
               ----------------------------------------------------------
of the representations and warranties in any applicable Pooling and Servicing Agreement are true and correct in all material respects as of the date hereof as if made on such date and are incorporated herein by reference mutatis mutandis;
                                                              ------- --------
or any such breach thereof does not have a Material Adverse Effect. No Event of Default has occurred and is continuing under any Pooling and Servicing Agreement.

1.1            Year 2000 Compliance.  The Borrower has made a full and complete
               --------------------
assessment of all material issues which may be related to the occurrence of the year 2000, including all material issues related to its computer program and software (the "Year 2000 Issues"), and the Borrower has a realistic and achievable program for remediating the Year 2000 Issues on a timely basis (the "Year 2000 Program"). Based on such assessment and on the Year 2000 Program, the Borrower does not reasonably anticipate that Year 2000 Issues will have a material adverse effect on the Borrower's operations, servicing or financial condition.

1.1            Survival. All representations and warranties made by the Borrower
               --------
herein, whether express or implied, shall survive until all Obligations have been fully satisfied and discharged.

1.   Section   Affirmative Covenants of the Borrower.
               -------------------------------------

     The Borrower hereby covenants to Greenwich that, until the payment in full and final performance of all of its respective Obligations to Greenwich under the Loan Documents, it shall perform the following obligations:

1.1            Financial Statements and Other Reports. Each Loan Party will
               --------------------------------------
maintain a system of accounting established and administered in accordance with sound business practices such as to permit the preparation of financial statements in accordance with GAAP and furnish or cause to be furnished to the
Lender:

(a) as soon as available and in any event within 30 days after the end of each calendar month, a copy of the unaudited financial statements of each Loan Party (on a consolidated and a consolidating basis) as at the end of such month, consisting of at least a balance sheet and the related statements of income, shareholders' equity and cash flow of the Borrower for such month and from the beginning of the then current fiscal year of each Loan Party to the end of such month, setting forth in each case in comparative form the figures for the corresponding date or period of the previous fiscal year, all in reasonable detail, and certified by the chief financial officer of each Loan Party as being complete and correct in all material respects and fairly presenting each Loan Party's financial condition and results of operations, subject to changes resulting from normal year-end adjustments;

(a) as soon as available and in any event within 90 days after the end of each fiscal year, unaudited financial statements of the Borrower and audited financial statements of the Guarantors (on a consolidated and a consolidating basis), consisting of at least a balance sheet as at the end of such fiscal year and the related statement of income, shareholders' equity and cash flow for such fiscal year of each Guarantor, setting forth in each case in comparative form the corresponding figures as of the end of and for the previous fiscal year, all in reasonable detail, accompanied by a report thereon of the accounting firm of KPMG LLP or other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Lender, which report shall be unqualified and shall state that such financial statements present fairly the financial condition of each Guarantor as at the date indicated and the results of their operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior fiscal years (except as otherwise required by GAAP and stated therein) and that the examination of such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, accompanied by a letter from such accounting firm addressed to the Lender acknowledging that the Lender is extending credit in reliance on such statements and authorizing such reliance, and also by any management letters to any Guarantor or its board of directors furnished by such accounting firm in connection with its audit of such Guarantor's consolidated financial statements;

(a) with the financial statements furnished pursuant to Section 5.1(a) for each calendar month: (i) a certificate signed by the chief financial officer of each Loan Party stating that to the best of such officer's knowledge, after due inquiry, there exists no Default, or, if such Default exists, stating the nature thereof, the period of existence thereof, and what action such Loan Party proposes to take with respect thereto; (ii) a properly completed Compliance/Borrowing Base Certificate as of the end of such month; (iii) a servicing/delinquency report showing with respect to the Eligible Residual
Securities: the number of Mortgage Notes included therein, the total outstanding principal amount thereof, Investor type, weighted average coupon, delinquency status and foreclosure experience; and (iv) such additional information concerning the Eligible Residual Securities and such selective detail by segments and categories thereof as may from time to time be reasonably requested by the Lender;

(a) within five Business Days after any officer of the Borrower has knowledge of their occurrence, notice of each of the following events: (i) the commencement of any action, suit, proceeding or arbitration against the Borrower or any Subsidiary of the Borrower, or any material development in any action, suit, proceeding or arbitration pending or threatened against the Borrower or any such Subsidiary, (A) in which the aggregate uninsured amount claimed is more than $1,000,000, (B) which would, if decided in a manner adverse to the Borrower or such Subsidiary, result in a Material Adverse Effect or (C) which relates to this Agreement or any document executed pursuant hereto or any transaction financed or to be financed in whole or in part directly or indirectly with the proceeds of the loans made pursuant hereto; (ii) any Default and what actions, if any, the Borrower is taking or contemplates taking in regard thereto; (iii) any notice under any Pooling and Servicing Agreement from any party thereunder that it intends to put the Borrower on probation, declare an event of default thereunder, or that it intends to terminate the servicer thereunder; (iv) notice of any other Material Adverse Effect, including any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Borrower to the Lender;

(a) within ten Business Days following each Securitization Transaction by the Borrower, a copy of the due diligence report prepared in connection with such Securitization Transaction by KPMG LLP or other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Lender;

(a) prior to the end of each fiscal year, final annual budgets, forecasts and pro-forma cash flow projections developed by the Borrower for its next succeeding fiscal year;

(a) as soon as available, copies of all financial statements, reports and returns sent to the Borrower's stockholders and copies of all regular, periodic, or special reports which the Borrower is or may be required to file with any governmental department, bureau, commission or agency; and

(a) from time to time, such other information regarding the business, operations, affairs and financial condition of the Borrower as the Lender may reasonably request.

The parties hereto acknowledge that the financial statements of the Borrower described in Section 5.1(a) above shall not be required to be prepared in accordance with GAAP. Notwithstanding the preceding sentence, the Borrower hereby represents to the Lender that such financial statements will accurately reflect the Borrower's financial condition and any deviation from GAAP standards will not have the effect of increasing the Borrower's Tangible Net Worth above the amount that would have been determined using GAAP standards.

1.1       Corporate Existence; Agency Status.  Each Loan Party will (a) maintain
          ----------------------------------
its corporate existence in good standing under the laws of the jurisdiction of its incorporation and (b) its right to carry on its business and operations in each jurisdiction in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to be in good standing would preclude such Loan Party from enforcing its rights with respect to any material assets or expose such Loan Party to any material liability.

1.1       Compliance with Laws, Taxes, etc.  Each Loan Party will comply in all
          --------------------------------
material respects with all applicable laws, rules, regulations and orders (including without limitation Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), the failure to be in compliance with which would have a Material Adverse Effect on the financial condition of such Loan Party, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings and for which any reserves required by GAAP have been established. In the event the Borrower fails to satisfy its obligations under this Section 5.3 as to taxes, assessments and governmental charges, the Lender may but is not obligated to satisfy such obligations in whole or in part and any payments made and expenses incurred in doing so shall constitute Obligations, shall bear interest at the rate set forth in Section 2.4 from the date incurred and shall be paid or reimbursed by the Borrower on demand.

1.1       ERISA.  Each Loan Party will maintain, and cause each ERISA Affiliate
          -----
to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which any Loan Party or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in each case in an amount exceeding $10,000, or (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, any Loan Party or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived with respect to any Plan in an aggregate amount exceeding $10,000. No Loan Party will permit, or allow any ERISA Affiliate to permit, any event to occur or condition to exist which would permit any Plan to terminate under any circumstances which would cause the Lien provided for in Section 4068 of ERISA to attach to any assets of any Loan Party or any Subsidiary of any Loan Party; and no Loan Party will permit, as of the most recent valuation date for any Plan subject to Title IV of ERISA, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Lender) of such Plan's projected benefit obligations to exceed the fair market value of such Plan's assets. No Loan Party will become, or permit any ERISA Affiliate to become, a party to any Multiemployer Plan.

1.1       Assets and Insurance.  The Borrower will maintain or require to
          --------------------
maintain in full force and effect (a) an adequate errors and omissions insurance policy, (b) such other insurance coverage by financially sound and respectable insurers, on all properties of a character usually insured by organizations engaged in the same or similar business (including, without limitation, all real property covered by Mortgages to the extent normally required by prudent mortgagees) against loss or damage of a kind customarily insured against by such organizations, (c) adequate public liability insurance against tort claims which may be asserted against the Borrower, and (d) a mortgage bankers blanket bond insurance policy in at least the amount customarily maintained by organizations engaged in the same or similar business and under similar circumstances as the Borrower.

1.1       Inspection, Visitation, etc.  The Borrower will permit any Person
          ---------------------------
designated by the Lender in writing, at the Lender's expense, to visit and inspect any of the properties, corporate books and financial records of the Borrower and discuss its affairs and finances with the principal officers of the Borrower and its independent public accountants, all at such times as the Lender shall reasonably request.

1.1      Further Assurances. The Borrower will take all such further actions and
         ------------------
execute all such further documents and instruments as the Lender may at any time reasonably determine in its sole discretion to be necessary or advisable to further carry out and consummate the transactions contemplated by the Loan Documents and to perfect or protect the Liens granted to the Lender under any Loan Document.

1.1       Indebtedness.  The Borrower will not, directly or indirectly, create,
          ------------
incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

(a)            the Obligations;

(a) current liabilities not more than 90 days overdue, unless contested in good faith by appropriate proceedings and any reserves required by GAAP have been established, incurred by the Borrower in the ordinary course of business otherwise than for money borrowed; and

(a) Indebtedness incurred to finance the purchase of equipment and secured solely by Liens on such equipment, in an aggregate amount not to exceed $1,000,000;

(a) Indebtedness incurred to finance Residual Securities issued by the Borrower and which Indebtedness is secured only by such Residual Securities, provided, such Indebtedness shall not exceed 75% of the value of such Residual Securities determined in accordance with GAAP;

(a) intercompany Indebtedness of the Borrower to any Affiliate of the Borrower in an aggregate amount not to exceed $1,000,000; and

(a) Indebtedness incurred under the U.S. Bank Financing Documents or the Paine Webber Financing Documents.

1.1       Liens.  The Borrower will not, directly or indirectly, create, incur,
          -----
assume or permit to exist, any Lien with respect to any property now owned or hereafter acquired by the Borrower, or any income or profits therefrom, except:

(a)            the security interests granted to the Lender under the Loan
Documents;

(a) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Borrower;

(a) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP;

(a) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property and minor irregularities in title thereto which do not materially impair their use in the operation of its business;

(a) Liens on equipment arising under any capitalized lease obligation or other purchase money Liens on equipment acquired after the Signing Date to secure Indebtedness permitted pursuant to Section 5.8(c);

(a) Liens incurred in connection with gestation repurchase agreements or similar arrangements under which the Borrower or its subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from the Lender or other counterparty reasonably satisfactory to the Lender; provided, that such gestation repurchase agreements are entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans;

(a) Liens on Residual Securities issued by the Borrower and which Liens secure Indebtedness permitted by Section 5.8(d);

(a) Liens on Servicing Rights and which Liens secure Indebtedness permitted by Section 5.8(f).

1.1       Investments.  The Borrower will not, directly or indirectly, make or
          -----------
own any Investment, except Investments in (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.,
(c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.,
(d) Mortgage Loans originated or acquired by the Borrower in the ordinary course of the Borrower's business, (e) certificates of deposits or bankers acceptances issued by any commercial bank organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $500,000,000, or by United States offices of foreign banks having the highest rating obtainable from a nationally recognized rating agency, in each case maturing within one year from the date of acquisition thereof, (f) investments in mutual funds that invest substantially all of their assets in Investments of the types described in subsections (a), (b), (c) and (e) of this Section 5.10,
(g) the Capital Stock of any Subsidiary of the Borrower (subject to the limitations set forth in Sections 5.13 and 5.16).

1.1       Guarantees.  The Borrower will not, directly or indirectly, create or
          ----------
become or be liable with respect to any Guarantee, other than any Guarantee under the U.S. Bank Financing Facility Documents.

1.1       Net Worth.  The Borrower will at all times maintain Tangible Net Worth
          ---------
of not less than the greater of (i) $40,000,000 measured on a monthly basis (as at the end of each month) and (ii) 85% of Tangible Net Worth at the end of the most recently completed fiscal year plus (a) 90% of capital contributions made during such fiscal year plus (b) 50% of positive year to date net income.

1.1       Restriction on Fundamental Changes.  The Borrower will not engage in
          ----------------------------------
any business activities or operations substantially different from or unrelated to those in which the Borrower were engaged on the date of this Agreement, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business or property of, or stock or other evidence of beneficial ownership of, any Person, except:

(a) the Borrower may sell or otherwise dispose of property in the ordinary course of business, provided such sales do not include all or substantially all of the assets of the Borrower; and

(a) the Borrower and its Subsidiaries may engage in any business involving the origination, acquisition, service, sale or securitization of Mortgage Loans or other consumer obligations.

1.1       Restricted Payments. The Borrower will not make any Restricted
          -------------------
Payments.

1.1       Reserved.
          --------

1.1       Subsidiaries. The Borrower will not create or acquire any
          ------------
Subsidiaries, other than Subsidiaries engaged solely in any business involving the origination, acquisition, service, sale or securitization of Mortgage Loans or other consumer obligations.

1.1       Affiliate Transactions.  The Borrower will not enter into any
          ----------------------
transaction with an Affiliate of the Borrower, other than transactions in the ordinary course of business on terms no less favorable to the Borrower than those that would be obtained in an arm's-length transaction and the loans described in Section 5.8(e).

1.1       Escrow Imbalances.  The Borrower will, no later than five (5) Business
          -----------------
Days after learning (from any source) of any material imbalance in any escrow account, fully and completely correct and eliminate such imbalance.

1.1       Inconsistent Agreements.  The Borrower will not, directly or
          -----------------------
indirectly, enter into any agreement containing any provision which would be violated or breached by any borrowing by the Borrower hereunder or by the performance by the Borrower of its obligations hereunder or under any other Loan Document.

1.1       Independence of Covenants.  All covenants hereunder shall be given
          -------------------------
independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

1.1       Notice of Change of Chief Executive Office.  It will provide Greenwich
          ------------------------------------------
with not less than 30 days prior written notice of any change in its chief executive office to permit Greenwich to make any additional filings necessary to continue Greenwich's perfected security interest in the Collateral.

1.1       Covenants of the Borrower with respect to the Pledged Securities.
          ----------------------------------------------------------------

(a) The Borrower shall promptly deliver to the Lender (i) any report received by or required to be delivered by any Person pursuant to the Pooling and Servicing Agreement at the same time as required thereunder, including, without limitation, any trustee's report and any reports delivered to related surety companies; (ii) any notice of transfer of servicing; and (iii) any other such document or information as the Lender may reasonably request from time to time with respect to the Pledged Securities.

(a) The Borrower shall permit the Lender to inspect its books and records relating to the Mortgage Loans, any Securitization Transaction, the Pledged Securities and other matters relating to the transactions contemplated hereby, upon reasonable prior notice and during normal business hours.

(a) If the Borrower shall, as a result of its ownership of the Pledged Securities, become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Pledged Securities, or otherwise in respect thereof, the Borrower shall accept the same as the Lender's agent, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by the Borrower to the Lender, if required, together with an undated bond power covering such certificate duly executed in blank and with, if the Lender so requests, signature guaranteed, to be held by the Lender hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by the Borrower, the Borrower shall, until such money or property is paid or delivered to the Lender as required hereunder, hold such money or property in trust for the Lender, segregated from other funds of the Borrower, as additional collateral security for the Obligations.

(a) At any time and from time to time, upon the written request of Greenwich, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as Greenwich may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument (including any certificated security or promissory note) or chattel paper (in each case as defined in the UCC), such instrument or chattel paper shall be immediately delivered to the Bailee, on behalf of Greenwich, duly endorsed in a manner satisfactory to Greenwich, to be held as Collateral pursuant to this Agreement. Prior to such delivery, the Borrower shall hold all such instruments or chattel paper in trust for Greenwich, and shall not commingle any of the foregoing with any assets of the Borrower.

(a) The Borrower shall pay, and save Greenwich harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

1.1            Year 2000 Compliance. (a) The Borrower shall take and shall cause
               --------------------
each of its Affiliates to take all such actions as are reasonably necessary to successfully implement the Year 2000 Program and to assure that the Year 2000 Issues will not have a material adverse effect on the Borrower's operations, servicing or financial condition. At the request of Greenwich, the Borrower will provide a description of the Year 2000 Program, together with any updates or progress reports with respect thereto. The Borrower shall provide Greenwich with immediate notice in writing in the event that Greenwich has reason to believe that the occurrence of the year 2000 will adversely affect the Borrower's business or any Loans executed in connection herewith.

          (b) By September 1, 1999, the Borrower shall be required to provide written assurance to Greenwich that it is year 2000 compliant. If satisfactory assurance can not be made on such date, Greenwich shall have no obligation to make any additional Loans under this Agreement. In addition, the failure of the Borrower to provide satisfactory assurance of year 2000 compliance within thirty days thereafter shall constitute an Event of Default under this Agreement.

1.   Section   Cash Dividends; Voting Rights.
               -----------------------------

     The Lender shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Securities and shall apply same in accordance with Section 3 hereof. Without the prior written consent of Greenwich, the Borrower will not (i) vote to enable, or take any other action to permit, any rights afforded it as holder of the Pledged Securities under any Pooling and Servicing Agreement, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or
(iii) create, incur or permit to exist any Lien or option in favor of, or any adverse claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement.

1.   Section   Rights of Greenwich as Pledgee.
               ------------------------------

1.1 Greenwich shall receive any and all cash dividends or distributions paid in respect of the Pledged Securities and shall apply such amounts in accordance with Section 2 hereof. All Proceeds while held by Greenwich, the Bailee (or by the Borrower in trust for Greenwich) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 9.3 hereof.

1.1            If an Event of Default shall occur and be continuing,

(a) Greenwich shall have the right to make application of any cash dividends or distributions paid in respect of the Pledged Securities to the Obligations in such order as is provided in Section 9.3 hereof, and

(a) all shares of the Pledged Securities shall, at the election of Greenwich, be registered in the name of Greenwich or its nominee and the Instruction Letters shall be delivered to each Trustee, and Greenwich or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Securities and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Securities as if it were the absolute owner thereof (including, without limitation, upon the exercise by Greenwich of any right, privilege or option pertaining to such shares of the Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Greenwich may determine), and

(a) notify any Person obligated on any Collateral of the rights of Greenwich hereunder, enter into any extension, settlement or compromise agreement relating to or affecting the Collateral, receive payment or performance of any insurance claims, claims for breach of warranty or any other claims concerning the Collateral, all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but Greenwich shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

1.   Section   Conditions Precedent.
               --------------------

1.1            Conditions Precedent to this Agreement. The obligations of
               --------------------------------------
Greenwich to extend any Loan hereunder are subject to the receipt by Greenwich, concurrently with the signing of this Agreement and, together with the monthly financial statements to be delivered pursuant to this Agreement, in form and substance satisfactory to Greenwich, of the following:

(a) Evidence of the authority of the persons executing this Agreement, the Note and any other documents contemplated herein and therein, together with specimen signatures of such persons;

(a) A certified copy of the Borrower's Articles of Incorporation and By-Laws and a good standing certificate from its State of incorporation;

(a) Certified copies of all necessary resolutions of the Board of Directors of the Borrower authorizing the execution and delivery and performance under this Agreement and the Note;

(a)                 The duly executed, original Note;

(a) A certificate, as of the date of signing of the Agreement, by the President, a Vice President or the Treasurer of the Borrower certifying that the representations and warranties contained in Section 4 hereof are true and correct, that the Borrower is in compliance with the covenants set forth in
Section 5 and that no Default or Event of Default has occurred and is continuing;

(a) The duly executed, original Guaranty executed by the Guarantors.

(a) With respect to each Guarantor, a certified copy of the Certificate or Articles of Incorporation and By-Laws and a good standing certificate from its State of incorporation.

(a) The following opinions of counsel in form and substance reasonably satisfactory to Greenwich's counsel:

(i) Standard corporate opinions of the Borrower regarding due authorization, execution, consents, material litigation and noncontravention, which opinions may be rendered by in-house counsel;

(i)                      Enforceability of the Agreement and the Note;

(i) Lien, priority and perfection opinions relating to the pledge of Collateral from the Borrower to Greenwich; and

(i) Such other opinions as Greenwich's counsel shall reasonably request; and

(a) Such other documents, certificates or financial or other information as Greenwich may reasonably request.

1.1       Conditions Precedent to Each Loan.  In addition to each of the
          ---------------------------------
conditions precedent set forth in Section 8.1 being met, the obligations of Greenwich to extend each Loan hereunder shall be subject to the following conditions:

(a) There shall not have occurred and be continuing any Event of Default and the Borrower shall be in compliance in all material respects with all of its respective covenants and obligations under this Agreement, and the Borrower shall be in compliance in all material respects with all of its covenants and obligations under the Note;

(a) Greenwich shall have received the Notice of Borrowing described in Section 2.2(a);

(a) Taking into account the amount of the requested Loan, the Collateral Value of the Collateral shall be equal to or in excess of the aggregate principal balance of the Loans outstanding plus accrued interest thereon;

(a) Pledged Securities with Collateral Value equal to or greater than the sum of (i) the principal balance of the Loan requested plus (ii) any outstanding Loans shall have been delivered to Greenwich, the Bailee or its agent with necessary assignments or bond powers;

(a) The following documents shall have been delivered to the Lender or Bailee with respect to the Pledged Securities: (i) the original documents described in Sections 3.2 and 3.3 hereof, (ii) a copy of the executed Pooling and Servicing Agreement governing the Pledged Securities and/or any supplements thereto, and the offering documents related to the Pledged Securities, each certified by the Borrower or the Trustee or master servicer under such Pooling and Servicing Agreement as a true, correct and complete copy of the original, and all ancillary documents required to be delivered to the certificateholders under such Pooling and Servicing Agreement, and (iii) copies of distribution statements delivered to the Trustee for two months prior to the month in which the related Request for Borrowing is made, if any, certified by the applicable servicer or master servicer as true and correct; and

(a) Financing statements on Form UCC-1 naming the Borrower as "debtor" and Greenwich as "secured party" and describing the Collateral as "collateral" thereunder, to be filed in each jurisdiction in which it is necessary to file to perfect a security interest in Collateral.

1.   Section   Default.
               -------

1.1            Events of Default. Each of the following events and occurrences
               -----------------
shall constitute an Event of Default under this Agreement if not cured within 3 Business Days of their occurrence unless the context of the provision indicates otherwise (provided that the events described in paragraphs (a)(i), (e), (f), (g), (h) and (i) shall have no cure period):

(a) The Borrower shall fail to make payment to Greenwich of (i) principal or interest when due of any amount that the Borrower is obligated to pay under this Agreement or the Note or (ii) any other amount payable by it hereunder or under any other Loan Document and such default shall have continued unremedied for three (3) Business Days.

(a) The earlier to occur of (i) a Responsible Officer having knowledge of such failure to perform or observe or (ii) written notice thereof from Greenwich of the Borrower failing to perform or observe any material provision of this Agreement (such materiality, as reasonably determined by Greenwich).

(a) The Borrower shall fail to perform or observe any other provision of this Agreement or the Note, within 30 days following the earlier of
(i) a Responsible Officer having knowledge of such failure to perform or observe or (ii) written notice thereof from Greenwich.

(a) The Guarantors shall (i) fail to make any payment required to be made to Greenwich under the Guaranty or (ii) fail to comply with the requirements of Section 3(b) of the Guaranty.

(a) The Borrower shall fail to pay any money due under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of the Borrower for borrowed money, which failure to pay constitutes a default or event of default under any such agreement or indebtedness, or the Borrower receives notice, or a Responsible Officer has knowledge, of any other default or event of default or other event which with the giving of notice or the passing of time or both would constitute a default or event of default under any such agreement or instrument, with respect to amounts due under such agreement or instrument, whether by acceleration or otherwise, in an aggregate amount of $5,000,000 or such lesser amount as shall be included in a cross-acceleration provision of any such agreement or instrument.

(a) Any representation, warranty or certification made or deemed made by the Borrower herein or by the Borrower in any other Loan Document or any certificate furnished to the Lender pursuant to the provisions thereof or in connection with a Securitization Transaction, shall prove to have been false or misleading in any material respect as of the time made or furnished.

(a) The Collateral or any other assets of the Borrower or any Affiliate thereof are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not dissolved or dismissed within sixty (60) days thereafter; an application is made by any Person for the appointment of a receiver, trustee, or custodian for the Collateral or any assets of a member of the Borrower or any Affiliate thereof and the same is not dismissed within sixty (60) days after the application thereof, or the Borrower or any Affiliate thereof shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

(a) An application is made by the Borrower or any Affiliate thereof or for the appointment of a receiver, trustee or custodian for the Collateral or any other assets of the Borrower or any Affiliate thereof; a petition under any section or chapter of the Bankruptcy UCC or any similar federal or state law or regulation shall be filed by the Borrower or any Affiliate thereof or the Borrower or any Affiliate thereof shall make an assignment for the benefit of its creditors, or any case or proceeding shall be filed by the Borrower or any Affiliate thereof for its dissolution, liquidation, or termination, by the Borrower or any Affiliate thereof, or the Borrower or any Affiliate thereof ceases to conduct a material part of its current business.

(a) The Borrower or any Affiliate thereof is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs, or a petition under any section or chapter of the Bankruptcy Code or any similar federal or state law or regulation is filed against the Borrower or any Affiliate thereof, or any case or proceeding is filed against the Borrower or any Affiliate thereof, for its dissolution or liquidation, and such injunction, restraint, petition, case or proceeding is not dismissed within sixty (60) days after the entry of filing thereof.

(a) The Borrower or any Affiliate thereof becomes insolvent or admits in writing to its inability to pay its debts as they mature.

(a) An unaudited financial statement of the Borrower in Greenwich's reasonable opinion, contains a material, adverse qualification with respect to the Borrower, the Residual Securities or the Collateral.

(a) A "default," "event of default" or "event of termination," however defined, shall occur under any Other Agreement, which has not been waived by Greenwich or its Affiliate, as applicable.

(a) The Borrower shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Collateral in favor of the Lender or shall be Liens in favor of any Person other than the Lender.

(a) Any other event shall occur which, in the sole good faith discretion of the Lender, has had a Material Adverse Effect.

1.1       Acceleration.  If not cured within the cure period provided within the
          ------------
relevant provision, then upon the continuance of such Event of Default, Greenwich may, by notice to the Borrower (which notice shall be deemed given automatically upon the occurrence of an Event of Default referred to in paragraph (a)(i), (e), (f), (g), (h) or (i), (A) declare the obligations of Greenwich hereunder to be terminated, whereupon those obligations shall terminate, and (B) declare immediately due and payable all amounts payable hereunder and under the Note by the Borrower that would otherwise be due after the date specified in the notice (or the date such notice is deemed given), whereupon all those amounts shall become immediately due and payable, all without further diligence, presentment, demand of payment, protest or notice of any kind, all of which are expressly waived by the Borrower. If any Event of Default shall occur and be continuing, Greenwich may take any lawful action to protect and enforce its rights by an action at law, including selling the Collateral, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law. If Greenwich opts to sell the Collateral as one of its remedies upon an Event of Default, the Borrower shall remain liable for any remaining deficiency upon applying the proceeds of such sale against any and all amounts owed by the Borrower to Greenwich hereunder.

1.1       Remedies on Default.
          -------------------

(a) If an Event of Default shall have occurred and be continuing, at any time at Greenwich's election, Greenwich may apply all or any part of Proceeds of the Collateral in payment of the Obligations in the following order of priority:

          FIRST, to the payment of all reasonable costs and expenses incurred by Greenwich in connection with this Agreement, the Note or, any other Loan Document or any of the Obligations, including, without limitation, all court costs and the reasonable costs or expenses incurred in connection with the exercise by Greenwich of any right or remedy under this Agreement, the Note or any other Loan Document;

          SECOND, to the satisfaction of all other Obligations; and

          THIRD, any excess to the Borrower or to whomsoever may be lawfully entitled to receive the same.

(a) If an Event of Default shall occur and be continuing, Greenwich may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, to the extent permitted by law, Greenwich, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Greenwich or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Greenwich shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived and released. Greenwich shall apply any Proceeds from time to time held by it and the proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Greenwich hereunder, including, without limitation, reasonable attorneys' fees and expenses of counsel to Greenwich, to the payment in whole or in part of the Obligations, in the order of priority specified in Section 9.3(a) hereof, and only after such application and after the payment by Greenwich of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need Greenwich account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against Greenwich arising out of the exercise by them of any rights hereunder, other than any such claims, damages and demands that may arise from its gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, to the extent permitted by law such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and expenses of any attorneys employed by Greenwich to collect such deficiency.

1.   Section   Private Sales, Etc.
               ------------------

     The Borrower recognizes that Greenwich may be unable to effect a public sale of any or all of the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Greenwich shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit any issuer of such Pledged Securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if any such issuer would agree to do so.

1.   Section   Irrevocable Authorization and Instruction to the Trustees.
               ---------------------------------------------------------

     The Borrower hereby authorizes and instructs each Trustee to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement and any other Loan Document to which it is a party, without any other or further instructions from the Borrower, and the Borrower agrees that each Trustee shall be fully protected in so complying.

1.   Section   Greenwich's Appointment as Attorney-in-Fact.
               -------------------------------------------

(a) The Borrower hereby irrevocably constitutes and appoints Greenwich and any officer or agent of Greenwich, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in Greenwich's own name, from time to time in Greenwich's discretion, for the purpose of carrying out the terms of this Agreement or any other Loan Document, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, to the extent permitted by law, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

(a) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted hereunder. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

1.   Section   Duty of Greenwich as Pledgee.
               ----------------------------

     Greenwich's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Greenwich deals with similar securities and property for its own account. Neither Greenwich nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

1.   Section   Execution of Financing Statements.
               ---------------------------------

     Pursuant to Section 9-402 of the UCC, the Borrower authorizes Greenwich to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as Greenwich reasonably determines appropriate to perfect the security interests of Greenwich under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

1.   Section   Miscellaneous.
               -------------

1.1            Expenses.
               --------

(a) The Borrower agrees to hold the Lender and each of its officers, directors, agents and employees (each, an "Indemnified Party") harmless from and
                                           -----------------
indemnify each Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party in any suit, action, claim or proceeding relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender for any sum owing under any Pledged Securities, or to enforce any provisions thereof, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel (including all reasonable fees and disbursements incurred in any action or proceeding between the Borrower and the Lender or between the Lender and any third party relating hereto). The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrower under the Note is a recourse obligation of the Borrower.

(a) The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to the Lender in connection with the execution of the Loan Documents (not in excess of $25,000) and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement.

1.1       Set-off.  In addition to any rights now or hereafter granted under
          -------
applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default hereunder, Greenwich is hereby authorized at any time and from time to time, without notice to the Borrower, or to any other person or entity, any such notice being hereby expressly waived, to set-off against any obligation owing by Greenwich or any Affiliate of Greenwich to the Borrower or any Affiliate thereof, or against any funds or other property of the Borrower or any Affiliate thereof held by or otherwise in the possession of Greenwich or any Affiliate of Greenwich, the obligations and liabilities of the Borrower to Greenwich under this

Agreement or the Note, irrespective of whether or not Greenwich shall have made any demand hereunder or under the Note.

1.1       Amendments.  No provision of this Agreement may be amended,
          ----------
supplemented, modified or waived unless the same shall be in writing signed by Greenwich and the Borrower.

1.1       Waiver of Notices, etc. The Borrower hereby expressly waives
          ----------------------
promptness, diligence, notice of acceptance and any other notice with respect to any of its Obligations hereunder or under the Note, and any requirement that Greenwich protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral, and all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations hereunder or under the Note.

1.1       Waiver; Cumulative Rights.  No failure on the part of Greenwich to
          -------------------------
exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Note preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

1.1       Binding Effect.  This Agreement shall be binding upon and shall be
          --------------
enforceable by the Borrower and Greenwich and their respective successors and permitted assigns.

1.1       Survival.  The provisions of Section 15.1 shall survive the payment in
          --------
full of the Loans and all other amounts payable under this Agreement and the Note.

1.1       GOVERNING LAW, ETC.; WAIVER OF TRIAL BY JURY.
          --------------------------------------------

     (A) THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (B) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY

JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO ALSO WAIVES THE RIGHT IN ANY SUCH LITIGATION TO IMPOSE COUNTERCLAIMS OR SET-OFFS OF ANY KIND OR DESCRIPTION UNLESS SUCH COUNTERCLAIM OR SET-OFF IS COMPULSORY OR MANDATORY IN NATURE UNDER THE NEW YORK CIVIL PRACTICE LAW AND RULES.

1.1               Notice.  Any notice hereunder shall be in writing and shall be
                  ------
personally delivered, transmitted by postage prepaid registered or certified mail, by facsimile, telegram or cable to the parties as follows:

To Greenwich:     Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut 06830
                       Attention: Anthony Palmisano
                       Telephone: (203) 618-2341
                       Facsimile: (203) 618-2135

                       with a copy to:

                  Attention: General Counsel
                  Telephone: (203) 625-2700
                  Facsimile: (203) 618-2132

To the Borrower:  NC Capital Corporation
                  18400 Von Karman
                  Suite 1000
                  Irvine, California  92612
                  Attention: Stergios Theologides, Esq.
                  General Counsel
                  Telephone: (949) 863-7243
                  Facsimile: (949) 440-7033

     All notices and other communications shall be deemed to have been duly given on the date of receipt if delivered personally; the date five (5) calendar days after posting if transmitted by mail; or in the case of a facsimile, telegram or cable, at the time sent. Any party hereto may change its address for purposes hereof by written notice to the other.

1.1               Severability. If any one or more of the provisions contained
                  ------------
in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

1.1               Counterparts.  This Agreement may be signed in any number of
                  ------------
counterparts which, taken together, shall constitute a full and original agreement for all purposes.

1.1       Assignability.
          -------------

(a) The Borrower may not assign any of its rights or obligations hereunder or under the Note without the prior written consent of the Lender. The Lender may assign or transfer to any bank or other financial institution that makes or invests in loans all or any of its rights or obligations under this Loan Agreement and the other Loan Documents.

(a) The Lender may, in accordance with applicable law, at any time sell to one or more lenders or other entities ("Participants") participating
                                                ------------
interests in any Advance, the Note, its commitment to make Advances, or any other interest of the Lender hereunder and under the other Loan Documents. In the event of any such sale by the Lender of participating interests to a Participant, the Lender's obligations under this Loan Agreement to the Borrower shall remain unchanged, the Lender shall remain solely responsible for the performance thereof, the Lender shall remain the holder of the Note for all purposes under this Loan Agreement and the other Loan Documents, and the Borrower and the Lender shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Loan Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Loan Agreement and the Note are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Loan Agreement and the Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Loan Agreement or the Note; provided, that such Participant shall only be entitled to such right of
      --------
set-off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Lender the proceeds thereof. The Lender also agrees that each Participant shall be entitled to the benefits of Section 15.1 with respect to its participation in the Loans outstanding from time to time; provided, that the Lender and all Participants
                               --------
shall be entitled to receive no greater amount in the aggregate pursuant to such Sections than the Lender would have been entitled to receive had no such transfer occurred.

(a) The Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

(a) The Borrower agrees to cooperate with the Lender in connection with any such assignment and/or participation, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents in order to give effect to such assignment and/or participation. The Borrower further agrees to furnish to any Participant identified by the Lender to the Borrower copies of all reports and certificates to be delivered by the Borrower to the Lender hereunder, as and when delivered to the Lender.

1.1       Hypothecation or Pledge of Collateral.  The Lender shall have free and
          -------------------------------------
unrestricted use of all Collateral and nothing in this Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral.


                           [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date first written above.

                         GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Lender and Pledgee


                         By:  /s/ illegible
                            ------------------------------------------
                         Name:
                         Title:


                         NC CAPITAL CORPORATION
                         as Borrower and Pledgor


                         By:  /s/ Brad A. Morrice
                            ------------------------------------------
                         Name:
                         Title:

                                   EXHIBIT A

                           [FORM OF PROMISSORY NOTE]

$[__________]     June __, 1999
                                                              New York, New York

     FOR VALUE RECEIVED, NC CAPITAL CORPORATION, a California corporation (the "Borrower"), hereby promises to pay to the order of GREENWICH CAPITAL FINANCIAL
 --------
PRODUCTS, INC. a Delaware corporation (the "Lender"), at the principal office of
                                            ------
the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of [__________________] DOLLARS ($[__________]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Facility Agreement as defined below), on the dates and in the principal amounts provided in the Facility Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Facility Agreement.

     The date, amount and interest rate of each Loan made by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such
                      --------
recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Facility Agreement or hereunder in respect of the Loans made by the Lender.

     This Note is the Note referred to in Residual Financing Facility Agreement dated as of June 23, 1999 (as amended, supplemented or otherwise modified and in effect from time to time, the "Facility Agreement") between the Borrower and the
                               ------------------
Lender, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Facility Agreement.

     The Borrower agrees to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

     Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

     The Borrower, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender
                                           --------  -------
and the Borrower, by written agreement between them, may affect the liability of the Borrower.

     Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Facility Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

     Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules. The Borrower hereby submits to New York jurisdiction with respect to any action brought with respect to this Note and waives any right with respect to the doctrine of forum non conveniens with respect to such transactions.

     This Note shall be governed by and construed under the laws of the State of New York (without reference to choice of law doctrine but with reference to Section 5-1401 of the New York General Obligations Law, which by its terms applies to this Note) whose laws the Borrower expressly elects to apply to this note. The Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

                              NC CAPITAL CORPORATION


                              By:
                              Name:

                              Title:

                               SCHEDULE OF LOANS

     This Note evidences Loans made under the within-described Facility Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:


               Principal      Interest    Amount Paid      Unpaid      Notation
  Date Made  Amount Of Loan     Rate      Or Prepaid     Principal     Made By
                                                             Amount
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

                                   EXHIBIT B

                              Notice of Borrowing
                              -------------------

                                    (date)

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

          In accordance with Section 2.2(a) of that certain Residual Financing Facility Agreement, dated as of June 23, 1999 (the "Agreement"), by and among
                                                    ---------
Greenwich Capital Financial Products, Inc., as Lender and Pledgee and the undersigned, as Borrower and Pledgor, the undersigned hereby requests a Loan on the date hereof in an amount equal to $________.

          In connection with such Loan, we are pledging the Pledged Securities listed on Annex I hereto as collateral security therefor.

                                    Very truly yours,

                                    NC CAPITAL CORPORATION, Borrower


                                    By: _________________________
                                         Name:
                                         Title:

                                  Annex I to

                                   Exhibit B
                                   ---------

                              PLEDGED SECURITIES

                                 [to be added]

                                   EXHIBIT C

                             INTENTIONALLY DELETED

                                   EXHIBIT D

        [FORM OF OPINION OF COUNSEL TO THE BORROWER AND THE GUARANTORS]

                               ________ __, 1999

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

     Re: Residual Financing Facility Agreement, dated as of June 23, 1999, by and between Greenwich Capital Financial Products, Inc., as Lender and Pledgee, and NC Capital Corporation, as Borrower and Pledgor

Ladies and Gentlemen:

     We have acted as special counsel to NC Capital Corporation, a California corporation (the "Borrower"), New Century Mortgage Corporation, a California
                  --------
corporation and New Century Financial Corporation, a Delaware corporation (collectively, the "Guarantors") in connection with the preparation, execution
                    ----------
and delivery of:

     (a) the Residual Financing Facility Agreement, dated as of June 23_, 1999 (the "Residual Financing Agreement"), by and between Greenwich Capital Financial
      ----------------------------
Products, Inc. (the "Lender") and the Borrower;
                     ------

     (b)  the Note (as defined in the Residual Financing Facility Agreement);
and

     (c)  the Guaranty (as defined in the Residual Financing Facility
Agreement).

(the documents referred to in clauses (a), (b) and (c), collectively, the "Delivered Documents").
 -------------------

     This opinion is being furnished to the Lender at the request of the Borrower.

     In rendering the opinions set forth herein, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Delivered Documents, (ii) the articles of incorporation and by-laws of each of the Borrower and the Guarantors, as in effect on the date hereof, (iii) resolutions of the boards of directors of the Borrower relating to each of the Delivered Documents adopted on or prior to the date hereof, and (iv) such certificates of public officials and such other certificates, documents, records, and statements of officers and other representatives of the Borrower and the Guarantors, and public officials as we have deemed appropriate or necessary as the basis for the opinions set forth below. As to certain facts material to the opinions expressed herein, we have relied upon, and assumed the accuracy of, (v) the representations and warranties contained in the Delivered Documents, and (vi) the certificates and other documents, records and statements referred to in the immediately preceding sentence. We have assumed the genuineness of all signatures (other than those of the Borrower and the Guarantors), the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies of the authenticity of the originals of such copies. We have also assumed the due execution and delivery, pursuant to due authorization, by the Lender of the Residual Financing Facility Agreement.

     We are admitted to the bar in the State of [_______] and we express no opinion as to the laws of any jurisdiction other than the laws of the State of [______], the General Corporation Law of the State of [_______], the Uniform Commercial Code as in effect in the state of New York and the Federal securities laws of the United States.

     Based upon the foregoing, and subject to the qualifications and exceptions stated herein, we are of the opinion that:

     1. Each of the Borrower and the Guarantors (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except, with respect to the preceding clause (c), to the extent that the failure to be so qualified and in good standing would not, in the aggregate, reasonably be expected or have a material adverse effect on the business, operations, property or condition (financial or otherwise) or prospects of the Borrower or the Guarantors (a "Material Adverse Effect").
                                                -----------------------

     2. Each of the Borrower and the Guarantors has the corporate power and authority to execute, deliver and perform each of the Delivered Documents to which it is a party. The Borrower has the corporate power and authority to borrow under the Residual Financing Agreement and the Note, and each of the Borrower and the Guarantors has taken all necessary corporate action to authorize such borrowings on the terms and subject to the conditions of the Delivered Documents, and the execution, delivery and performance of each of the Delivered Documents.

     3. No consent or authorization of, filing with or other act by or in respect of any governmental authority of or within the State of [________], or with respect to the General Corporation Law of the State of [________] is required in connection with the borrowings under the Residual Financing Facility Agreement and the Note or with the execution, delivery, performance, validity or enforceability of the Delivered Documents, except for consents, authorizations and filings which have been obtained or made, as the case may be, and are in full force and effect.

     4. Each of the Delivered Documents has been duly executed and delivered on behalf of the Borrower or the Guarantors, as applicable, and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer of other similar laws relating to or affecting the rights of creditors and (ii) the application of general principles of equity (regardless of whether endorsement is considered in proceedings at law or in equity).

     5. The execution, delivery and performance by each of the Borrower and the Guarantors of the Delivered Documents to which it is a party, the borrowings by the Borrower under the Residual Financing Facility Agreement and the use of the proceeds thereof, and the granting of liens by the Borrower pursuant to the Residual Financing Facility Agreement, will not violate any Requirement of Law of the State of [______] or in respect of the General Corporation Law of the State of [_______], or, to the best of our knowledge, any of the material terms or provisions of, or constitute a default under, any indenture, mortgage, loan agreement, deed of trust or any other material agreement or instrument to which the Borrower or either of the Guarantors is a party or by which the Borrower or either of the Guarantors is bound (collectively, the "Specified Agreements"),
                                                      --------------------
and will not result in, or require, the creation or imposition of any lien on any of either of their respective properties or revenues pursuant to any such Requirement of Law or Specified Agreement (other than the liens created by the Residual Financing Facility Agreement in favor of the Lender). As used herein "Requirement of Law" means the governing documents of the Borrower or the
 ------------------
Guarantor, or any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon, the Borrower or any of its property or to which the Borrower or any of its property is subject.

     6. No litigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best of our knowledge, threatened by or against the Borrower or the Guarantors, or any of their respective subsidiaries or against any of its or their respective properties or revenues
(a) with respect to any of the Delivered Documents or any of the transactions contemplated thereby, or (b) which would reasonably be expected to have a Material Adverse Effect.

     7. Neither the Borrower nor the Guarantors is (a) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended or (b) a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     8. The provisions of the Residual Financing Facility Agreement are effective to create, in favor of the Lender, a legal, valid and enforceable security interest in all right, title and interest of the Borrower in the "Collateral" described therein.

     9. Upon (i) delivery to the Lender of the Pledged Securities, together with a stock power for each Pledged Securities endorsed in blank by a duly authorized officer of the Borrower, and (ii) the filing of financing statements in the form of Annex A in the offices in the jurisdictions as listed on Schedule 1 hereto, the security interests created under the Residual Financing Facility Agreement will constitute fully perfected first priority security interests in all right, title and interest of the Borrower in the "Collateral" described therein which can be perfected by filing a financing statement under Article 9 of the Uniform Commercial Code as in effect in the State of [________].

     10. Other than nominal recording fees, no fees, taxes or other charges are due in connection with the financing statements referred to in paragraph 9.


                                   *   *  *

     This opinion is rendered only to the Lender, is solely for its benefit in connection with the above transactions and may not be relied upon by the Lender for any other purpose, relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                                                  Very truly yours,

                                   EXHIBIT E

                             INTENTIONALLY DELETED

                                   EXHIBIT F

                            UNDERWRITING GUIDELINES
                            -----------------------

                                   EXHIBIT G

                      FORM OF TRUSTEE INSTRUCTION LETTER
                      ----------------------------------

                              __________ __, 1999

[_______________], as Trustee
__________________________
__________________________
Attention: _______________

          Re: Residual Financing Facility Agreement, dated as of June 23_, 1999, by and between Greenwich Capital Financial Products, Inc., as Lender and Pledgee, and NC Capital Corporation, as Borrower and Pledgor

Ladies and Gentlemen:

          Pursuant to Section 3.3 of the Residual Financing Facility Agreement, dated as of June 23, 1999 (the "Facility Agreement"), between Greenwich Capital Financial Products, Inc. (the "Lender") and NC Capital Corporation (the "Borrower"), you are hereby notified that: (i) the Borrower has pledged to the Lender the residual securities described on Schedule 1 hereto (the "Residual Securities"), (ii) each of the Residual Securities is subject to a security interest in favor of the Lender and (iii) unless otherwise notified by the Lender in writing, any payments or distributions made with respect to such Residual Securities should be remitted immediately by the Trustee directly to the Lender, in accordance with the following wire instructions:

          ____________________

          Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to the Lender promptly upon receipt.

                                    Very truly yours,

                                    NC CAPITAL CORPORATION


                                    By:________________________

ACKNOWLEDGED:

_____________________________, as Trustee

     By:
     Name:

     Title:

                                   EXHIBIT H

                         CERTIFICATES OF THE BORROWER
                         ----------------------------

                           CERTIFICATE OF INCUMBENCY


I,                  , being Secretary of NC Capital Corporation, a corporation incorporated under the laws of the State of [__________] (the "Corporation")
                                                               -----------
hereby certify that the following individual currently holds the title in the Corporation as set forth opposite his name and that the signature also set forth opposite his name is true and correct. Furthermore, the below named individual, or his legal designees, has been authorized to enter into the Residual Financing Facility Agreement dated as of June 23, 1999, between NC Capital Corporation and Greenwich Capital Financial Products, Inc. on behalf of the Corporation and is authorized to take any action necessary to effectuate said agreements.

Date:  ________ __, 1999

                    , Secretary

                            SECRETARY'S CERTIFICATE

I,                  , Secretary of NC Capital Corporation, a [_______]
corporation, hereby certify that the Articles of Incorporation and the By-laws attached hereto are true and correct copies of the original documents in my possession and that no action has been taken to rescind or amend said documents.

Date:  ________ __, 1999

                    , Secretary

                            SECRETARY'S CERTIFICATE

I,                  , being the Secretary of NC Capital Corporation, a
[________] corporation, hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by unanimous consent of the Board of Directors of said Corporation as of _________, 1999, and that no action has been taken to rescind or amend said resolutions and the same are in full force and effect.

BE IT RESOLVED, that NC Capital Corporation is hereby authorized and empowered to enter into the Residual Financing Facility Agreement (the "Agreement"), dated
                                                              ---------
as of June 23, 1999, for the principal amount of up to Thirty Million Dollars ($30,000,000), with Greenwich Capital Financial Products, Inc., and any other documents necessary to effect the same and to carry out any and all transactions contemplated thereby, including but not limited to the Note.

RESOLVED, that the following individuals are authorized and empowered to act on behalf of the Corporation to take such actions, including the execution and delivery of the Agreement and documents, and the signature of any one of the individuals listed below shall be adequate to bind the Corporation:____________________.

Date:  ________ __, 1999

                    , Secretary

                       QUARTERLY COMPLIANCE CERTIFICATE

I,                  , Treasurer of NC Capital Corporation, hereby certify that the representations and warranties contained in Section 4 of the Residual Financing Facility Agreement (the "Agreement") dated as of June 23, 1999 between
                                   ---------
NC Capital Corporation (the "Corporation") and Greenwich Capital Financial
                             -----------
Products, Inc. are true and correct, that the Corporation is in compliance with the covenants set forth in Section 5 of the Agreement and that no Event of Default (as defined in the Agreement), and no event which with notice or lapse of time or both would become an Event of Default, has occurred and is continuing.

Date:  ________ __, 1999

                    , Treasurer